Summary of Operations and Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Financial Statements
Principles of Consolidation:
Principles of Consolidation: The Consolidated Financial Statements include the accounts of EQT Midstream Partners, LP and all subsidiaries and partnerships. Transactions between the Company and EQT have been identified in the Consolidated Financial Statements as transactions between affiliates in Note 3.

Segments:

Segments: Operating segments are revenue-producing components of the enterprise for which separate financial information is produced internally and are subject to evaluation by the Company’s chief operating decision maker in deciding how to allocate resources.

The Company reports its operations in two segments, which reflect its lines of business.  Transmission and storage includes the Company’s FERC-regulated interstate pipeline and storage business. Gathering includes the FERC-regulated low pressure gathering system. The operating segments are evaluated on their contribution to the Company’s operating income.

All of the Company’s operating revenues, income from continuing operations and assets are generated or located in the United States.

Use of Estimates:
Use of Estimates:  The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Consolidated Financial Statements and accompanying notes.  Actual results could differ from those estimates.

Cash and Cash Equivalents:
Cash and Cash Equivalents:  The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.  Interest earned on cash equivalents is included as a reduction to interest expense, net in the accompanying statements of consolidated operations.

Trade and Other Receivables:
Trade and Other Receivables:  Trade and other receivables are stated at their historical carrying amount. Judgment is required to assess the ultimate realization of accounts receivable, including assessing the probability of collection and the creditworthiness of customers. Based upon management’s assessments, allowances for doubtful accounts of approximately $0.1 million were provided at December 31, 2012 and 2011. The Company also maintains certain receivables due from EQT. Refer to Note 3 for further discussion.

Property, Plant and Equipment:

Property, Plant and Equipment: The Company’s property, plant and equipment are stated at amortized cost. Maintenance projects that do not increase the overall life of the related assets are expensed as incurred. Expenditures that extend the useful life of the underlying asset are capitalized.

	As of December 31,
	2012	2011
	(Thousands)
Transmission and storage assets	$691,898	$511,089
Accumulated depreciation	(125,129)	(114,485)
Net transmission and storage assets	566,769	396,604
Gathering assets	103,600	97,142
Accumulated depreciation	(23,083)	(22,854)
Net gathering assets	80,517	74,288
Net property, plant and equipment	$647,286	$470,892

Depreciation is recorded using composite rates on a straight-line basis. The overall rate of depreciation for the years ended December 31, 2012, 2011 and 2010 were approximately 2.6%, 1.9% and 2.1%, respectively. The Company estimates the pipelines have useful lives ranging from 37 years to 65 years and the compression equipment has a useful life of 45 years. The Sunrise Pipeline capital lease is depreciated over the 15 year life of the lease, as compared to the 40 year expected life of the pipeline and is included in the overall depreciation rate for the year ended December 31, 2012. Depreciation rates are re-evaluated each time the Company files with the FERC for a change in the Company’s transportation and storage rates.

Whenever events or changes in circumstances indicate that the carrying amount of long-lived assets may not be recoverable, the Company reviews its long-lived assets for impairment by first comparing the carrying value of the assets to the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the assets. The transmission, storage and gathering systems are evaluated as one asset group for impairment purposes because the cash flows are not independent of one another. If the carrying value exceeds the sum of the assets’ undiscounted cash flows, the Company estimates an impairment loss equal to the difference between the carrying value and fair value of the assets.

Natural Gas Imbalances:

Natural Gas Imbalances: The Company experiences natural gas imbalances when the actual amount of natural gas delivered from a pipeline system or storage facility differs from the amount of natural gas scheduled to be delivered. The Company values these imbalances due to or from shippers and operators at current index prices. Imbalances are settled in-kind, subject to the terms of the FERC tariff.

Imbalances as of December 31, 2012 and 2011 were $1.8 million and $1.1 million, respectively, and are included in accrued liabilities in the accompanying consolidated balance sheets. In addition, the Company classifies all imbalances as current as it expects to settle them within a year.

Accrued Liabilities:
Accrued Liabilities: Included in accrued liabilities in the Company’s consolidated balance sheets is approximately $5 million and $6 million of incentive compensation at December 31, 2012 and 2011, respectively.

Regulatory Accounting:

Regulatory Accounting: The Company’s operations consist of interstate pipeline, intrastate gathering and storage operations subject to regulation by the FERC. Rate regulation provided by the FERC is designed to enable the Company to recover the costs of providing the regulated services plus an allowed return on invested capital. The application of regulatory accounting allows the Company to defer expenses and income in its balance sheets as regulatory assets and liabilities when it is probable that those expenses and income will be allowed in the rate setting process in a period different from the period in which they would have been reflected in the statements of operations for a non-regulated company. The deferred regulatory assets and liabilities are then recognized in the statements of operations in the period in which the same amounts are reflected in rates. The amounts deferred are to be recovered over the regulated period. The amounts deferred in the balance sheets relate primarily to the accounting for income taxes, AFUDC and post-retirement benefit costs. The amounts established for accounting for income taxes and AFUDC were generated during the pre-IPO period when the Company was reported and included as part of EQT’s consolidated federal tax return. The Company believes that it will continue to be subject to rate regulation that will provide for the recovery of deferred costs.

On April 5, 2006, the FERC approved a settlement to Equitrans’ consolidated 2005 and 2004 rate case filings. The settlement became effective on June 1, 2006. This settlement (i) increased the Company’s base tariff rates, (ii) implemented an annual surcharge for the tracking and recovery of certain pipeline safety costs among other programs, which surcharge is currently subject to two customer protests for which the Company is seeking FERC approval of a proposed settlement which would replace the annual tracker with a fixed pipeline safety cost rate and (iii) implemented a mechanism for recovering migrated base gas. The Company previously established a storage reserve for the recovery of base storage gas from excess customer retention provided in the Company’s 2006 rate settlement.  At December 31, 2012, the majority of the gas has been recovered and the related reserve was reduced.

Revenue Recognition:
Revenue Recognition: Revenues relating to the transmission, storage and gathering of natural gas are recognized in the period service is provided. Reservation revenues on firm contracted capacity are recognized ratably over the contract period based on the contracted volume regardless of the amount of natural gas that is transported. Revenues associated with interruptible services are recognized as physical deliveries of natural gas are made. Revenue is recognized for gathering activities when deliveries of natural gas are made.

AFUDC:
AFUDC: The Company capitalizes the carrying costs for the construction of certain regulated long-term assets and amortizes the costs over the life of the related assets. The calculated AFUDC includes capitalization of the cost of financing construction of assets subject to regulation by the FERC. A computed interest cost and a designated cost of equity for financing the construction of these regulated assets are recorded in the consolidated financial statements. AFUDC applicable to equity funds recorded in other income in the statements of consolidated operations for the years ended December 31, 2012, 2011 and 2010 were $6.2 million, $3.8 million and $0.1 million, respectively. AFUDC applicable to interest cost for the years ended December 31, 2012, 2011 and 2010 was $1.7 million, $0.8 million and $0.1 million, respectively, and is included as a reduction of interest expense, net in the statements of consolidated operations.

Asset Retirement Obligations:
Asset Retirement Obligations: The Company operates and maintains its transmission and storage system and its gathering system, and intends to do so as long as supply and demand for natural gas exists, which is expected for the foreseeable future. Therefore, the Company believes that it cannot reasonably estimate the asset retirement obligations for its system assets as these assets have indeterminate lives.

Equity-Based Compensation:
Equity-Based Compensation: The Company has awarded equity-based compensation in connection with the EQT Midstream Services, LLC 2012 Long-Term Incentive Plan. These awards will be paid in units, and as such the Company treats these programs as equity awards. Awards that have a fixed estimate due to a market condition require the Company to obtain a valuation. Significant assumptions made in valuing the Company’s awards include the market price of units at payout date, total unitholder return threshold to be achieved, volatility, risk-free rate, term, dividend yield and forfeiture rate.

Net Income per Limited Partner Unit:
Net Income per Limited Partner Unit: Net income per limited partner unit is calculated utilizing the two-class method by dividing the limited partner interest in net income by the weighted average number of limited partner units outstanding during the period. The limited partner interest in net income is determined by first allocating net income (earned from the close of the IPO) to the general partner based upon the general partner’s ownership interest of 2%. The common units issued during the period are included on a weighted-average basis for the days in which they were outstanding. Diluted net income per limited partner unit reflects the potential dilution that could occur if securities or other agreements to issue common units, such as performance awards, were exercised, settled or converted into common units.

Income Taxes:
Income Taxes: Prior to the IPO, the Company’s income was reported and included as part of EQT’s consolidated federal tax return. Equitrans is a Pennsylvania limited partnership that was a tax partnership through December 31, 2010 at which time as a result of an internal restructuring it was deemed to be solely owned by EQT and became a disregarded entity for federal income tax purposes.  In conjunction with the contribution by EQT of the ownership of Equitrans to the Partnership immediately prior to the IPO, approximately $143.6 million of net current and deferred tax liabilities were eliminated through equity. Effective July 2, 2012, as a result of its limited partnership structure, the Company is a partnership for income tax purposes and no longer subject to federal and state income taxes.  For federal and state income tax purposes, all income, expenses, gains, losses and tax credits generated flow through to the owners, and accordingly, do not result in a provision for income taxes for the Company.  Net income for financial statement purposes may differ significantly from taxable income of unitholders because of differences between the tax basis and financial reporting basis of assets and liabilities and the taxable income allocation requirements under the Company’s partnership agreement.  The aggregate difference in the basis of our net assets for financial and tax reporting purposes cannot be readily determined because information regarding each partner’s tax attributes is not available to us.

Subsequent Events:	Subsequent Events: The Company has evaluated subsequent events through the date of the financial statement issuance.